Exhibit 10.1


                         [LETTERHEAD OF SUNERGY, INC.]


                          Commercial Finance Agreement

January __,2011

Between: Allied Mining and Supply, LLC, Borrower
         14362 N Frank Lloyd Wright Blvd Suite 1000
         Scottsdale, AZ 85260

And:     Sunergy, Inc, Guarantor
         14362 N Frank Lloyd Wright Blvd Suite 1000
         Scottsdale, AZ 85260

And      ___________________________________ Lender
         ___________________________________
         ___________________________________

Allied Mining and Supply, LLC, a Sunergy wholly owned subsidiary, is purchasing a commercial dredge custom built for recovering gold, diamonds and rare earth elements (REE's) on its Pampana River Concession in Sierra Leone, West Africa.(Identified in attachment below) Allied is desirous of obtaining financing for the dredge purchase of $50,000 which includes freight and insurance to Sierra Leone.

Allied is offering the following terms for financing: Upon receipt of $50,000, Allied will repay $62,500 in 4 equal installments of $15,625 commencing on the 120th day(4th month) from receipt of funds, with the account to be settled in full on or before the 210th day(7th month).

As an inducement to lender to enter into this agreement, Sunergy, Inc., the parent company of Allied , will issue 5,000,000 restricted common shares with 5,000,000 share purchase warrants priced at $0.005 valid for 1 year immediately upon receipt of the $50,000. In addition, as additional security, should lender not receive his payment in full on or before the due date, Sunergy, Inc, as guarantor, will be responsible for a $500/ day default penalty and remain fully responsible for any and all outstanding debt owed to lender under this agreement.

Lender hereby authorizes Allied Mining and Supply, LLC to transport and operate the dredge in Sierra Leone, West Africa. Lender is hereby granted a first and only security charge against the dredge.

Jurisdiction for any disputes pertaining to this agreement is in the State of Nevada and shall be resolved by Arbitration.



This is the entire agreement between the parties.

Agreed and accepted on the date above referenced by:



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Allied Mining and Supply, LLC, Borrower
Dale Bourassa, President 707.758.5859 dale@alliedminingandsupply.com



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Sunergy, Inc, Guarantor
Bryan Miller, President 707.738.4280 bryan@alliedminingandsupply.com



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                                                              Lender


Attached as a part of this agreement: Purchase agreement for Dredge